American Healthcare REIT

2022 ANNUAL MEETING OF STOCKHOLDERS

JUNE 15, 2022

Forward Looking Statements

Certain statements made today may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, including statements with respect to the COVID-19 pandemic and its effects on the healthcare industry; our company’s financial performance and future challenges and our expectations regarding the health of our portfolio; and the updated estimated per share net asset value of our common stock. We intend for all forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Securities Act and the Exchange Act, as applicable by law. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to, the following: our strength and financial condition and uncertainties relating to the financial strength of our current real estate and real estate-related investments; uncertainties regarding the severity and duration of the COVID-19 pandemic and its effects; uncertainties relating to changes in general economic and real estate conditions; uncertainties regarding changes in the healthcare industry; uncertainties relating to the implementation of our real estate investment strategy; and other risk factors as outlined in our company’s periodic reports, as filed with the U.S. Securities and Exchange Commission, or SEC, including our Annual Report on Form 10-K filed with the SEC on March 25, 2022. Forward-looking statements in this document speak only as of the date on which such statements were made, and undue reliance should not be placed on such statements. We undertake no obligation to update any such statements that may become untrue because of subsequent events.

No Offer or Solicitation

This communication and the information contained herein does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities.

Agenda

A. Call the Meeting to Order
1. Introductions and Welcome
2. Instructions on Rules of Conduct and Procedures
3. Proof of Notice of Meeting
4. Proxies; Existence of Quorum

B. Proposals
1. Proposal No. 1 – **Election of Nine Directors**
2. Proposal No. 2 – **Ratification of Appointment of Deloitte & Touche LLP**
3. Proposal No. 3 – **Approval, on advisory (non-binding) basis, of Named Executive Officer Compensation ("Say on Pay")**
4. Proposal No. 4 – **Approval, on advisory (non-binding) basis, of the Frequency of "Say on Pay"**

C. Voting
1. Opening of Polls
2. Voting on Proposals
3. Closing of Polls

D. Results of Voting

E. Adjourn

F. Company Update

G. Questions and Answers

COMPANY UPDATE

American Healthcare REIT

American Healthcare REIT Overview[5] (as of 3/31/22)

Diversified Healthcare REIT with Fully-Integrated Management

- **10th Largest Public Healthcare REIT globally**[1]
- **$4.2 billion** gross investment value[2]
- **313** properties
- **36** US states + UK and Isle of Man
- **19.5 million** square feet

Expertise Across All Clinical Healthcare Asset Classes

- **5.0 million** square feet of Medical Office Buildings
- **11,578**[3,4] Senior Housing Beds
- **9,743**[4] Skilled Nursing Beds

Management is a Proven Leader in Capital Allocation and Portfolio Growth

- **$9.2 billion** of healthcare investments by management over the past 15 years[6]
- Approximately **69.6%** acquired in off-market transactions[7]

Established, Cohesive, Management platform with deep healthcare industry relationships

- **Founding team established in 2006** and has since built four multi-billion dollar public-reporting healthcare REITs
- Average healthcare/real estate experience of each executive is **over 21 years**
- **~120** employees

1. Based on total assets. Data provided by Stifel Weekly Sector Scoreboard Healthcare May 13, 2022, with data as of March 31, 2022, except for American Healthcare REIT (AHR) which is from its Quarterly Report on Form 10-Q for the period ended March 31, 2022.
2. Gross investment value is comprised of acquisition costs and subsequent capital expenditures that pertain to the company's pro-rata ownership.
3. Includes senior housing operating properties (SHOP).
4. Includes portion of integrated senior health campuses related to our joint venture interest.
5. Senior management previously served as the healthcare real estate investment management team for American Healthcare Investors, LLC and Grubb & Ellis Company. This overview includes equity raised from 2006 when certain members of the senior management at AHR came together at Grubb & Ellis Company.
6. Includes acquisitions consummated by AHR and prior REITs managed by the AHR management team.
7. Based on all acquisitions completed by AHR, including Griffin-American Healthcare REIT III, Inc., through March 31, 2022.

Portfolio Overview (as of 3/31/22)

HIGHLY-DIVERSIFIED HEALTHCARE PORTFOLIO BOTH BY ASSET TYPE AND GEOGRAPHY



Medical Office Buildings
Hospitals
Senior Housing
Senior Housing Operating Properties (SHOP)
Skilled Nursing Facilities
Integrated Senior Health Campuses



Senior Housing 4.2%
Hospitals 3.0%
Skilled Nursing 6.2%
Debt Investment 1.9%
Senior Housing Operating Properties (SHOP) 16.2%
Integrated Senior Health Campuses 33.4%
Medical Office Buildings 35.1%

1. Based upon gross investment value, which is comprised of acquisition costs and subsequent capital expenditures that pertain to the company's pro-rata ownership.

American Healthcare REIT

Key Developments 2021-2022

2021 WAS A TRANSFORMATIVE YEAR FOR AMERICAN HEALTHCARE REIT

- In October of 2021, **we completed the merger** of Griffin-American Healthcare REIT III, Inc. (GAHR3) and Griffin-American Healthcare REIT IV, Inc. (GAHR4) creating a combined company with greater size, scale and diversification

- Simultaneously with the merger, we acquired American Healthcare Investors, LLC and **became self-managed** with a "best-in-class" management team that currently has approximately 120 employees with highly-specialized expertise in healthcare real estate investments

- After closing of the merger, the newly combined REIT declared **distributions at an annualized rate of $0.40 per share.** Distributions **will be declared quarterly** beginning Q3 2022 as determined by our board of directors

- During 2021, we made additional healthcare real estate **investments totaling over $165 million** primarily through our investment in Trilogy Investors

- We **reinstated the distribution reinvestment plan (DRIP) as well as the share repurchase plan (SRP)** with respect to death or qualifying disability claims

- In January 2022, we, through Trilogy Investors, acquired an integrated senior health campus located in Kentucky for approximately $28 million

- In January 2022, we recasted our existing credit facilities and combined the legacy GAHR3 and GAHR4 corporate credit facilities into a new, **$1.05 billion credit facility**

- In March 2022, we announced an updated estimated per share net asset value of $9.29, calculated as of December 31, 2021

Healthcare REIT Comparison

AHR'S INCREASED SIZE AND SCALE IN LINE WITH LISTED PEERS

- American Healthcare REIT is one of the largest healthcare focused REITs globally
- If listed, American Healthcare REIT would be the **10th largest** listed healthcare REIT by total assets[3]

TOTAL ASSETS – LISTED HEALTHCARE REITS[1,2] (as of 3/31/22) ($BN)



$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$35.5
$25.0
$19.8
$15.3
$10.0
$6.8
$6.8
$5.9
$5.1
$4.6
$4.4
$2.8
$1.6
$1.5
$1.3
$0.8
$0.6
AMERICAN HEALTHCARE REIT
WELL
VTR
MPW
PEAK
OHI
HTA
DHC
SBRA
DOC
AHR
HR
NHI
CTRE
LTC
GMRE
CHCT
UHT

1. Source: Stifel Weekly Sector Scoreboard Healthcare May 13, 2022, with data as of March 31, 2022, except for AHR which is from its Quarterly Report on Form 10-Q for the period ended March 31, 2022.
2. Certain healthcare peers may include consolidated investments, which are not 100% owned, but are included at full value due to limited public disclosure.
3. There can be no guarantee that AHR will effect a listing of its common stock or any other type of liquidity event.

American Healthcare REIT

Medical Office Segment Update

MEDICAL OFFICE PROPERTIES CONTINUE TO PERFORM WELL

- Over the past two years, we have seen occupancies remain strong as medical office properties continued to demonstrate stability through the pandemic
- A favorable leasing market contributed to consistent and stable renewal rates as well as favorable lease renewal spreads
- 89.7% occupied[1]
- 4,896,000 square feet of gross leasable area[1]
- $1.49 billion gross investment value[1]

MEDICAL OFFICE BUILDING OCCUPANCIES



100.00%
95.00%
90.00%
85.00%
80.00%
Q1 - 2020
Q2 - 2020
Q3 - 2020
Q4 - 2020
Q1 - 2021
Q2 - 2021
Q3 - 2021
Q4 - 2021
Q1 - 2022

Note: Quarterly occupancy data prior to the fourth quarter of 2021 represents pro forma totals of the combined portfolios of GAHR3 and GAHR4, which merged on Oct. 1, 2021.

1. As of March 31, 2022

American Healthcare REIT

Senior Housing and Skilled Nursing Segments Update

Senior Housing and Skilled Nursing Segments Continued to Improve as the Impacts of COVID Continued to Subside

- First quarter 2022, saw occupancies continue to climb after first reaching historic lows in January/February 2021
- Labor shortages continue to impact expenses in both our senior housing and skilled nursing segments
- Inflationary financial pressures are impacting operating expenses
- **The omicron variant and subsequent sub variants of the coronavirus proved to be far less impactful on occupancies relative to prior variants due in part to vaccine efficacy and the easing of government restrictions on tours and admissions**

Trilogy Occupancy[1] & Daily Coronavirus Cases in the US[2]



Occupancy
90.0%
85.0%
80.0%
75.0%
70.0%
65.0%
60.0%
Daily Cases
1,000,000
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
Mar-20
May-20
Jul-20
Sep-20
Nov-20
Jan-21
Mar-21
May-21
Jul-21
Sep-21
Nov-21
Jan-22
Mar-22
May-22
Daily Cases
Trilogy AL/MC
Trilogy SNF
Trilogy Total
7-Day Moving Average

AL – Assisted Living MC – Memory Care SNF – Skilled Nursing Facilities

1. Occupancy data represents weekly averages
2. Source: Johns Hopkins University. Data through May 2022

Note: Quarterly occupancy data prior to the fourth quarter of 2021 represents pro forma totals of the combined portfolios of GAHR3 and GAHR4, which merged on Oct. 1, 2021.

American Healthcare REIT

Attractive Debt Structure[1] (as of 3/31/22)

Low-Leverage, Highly-Flexible Debt Structure with Attractive Terms

- Total debt of $2.1 billion
- 46.9% debt to enterprise value[2]
- Weighted-average interest rate of 2.66%
- Weighted average term remaining of 8.49 years

DEBT MATURITY SCHEDULE



MILLIONS
$700
$600
$500
$400
$300
$200
$100
$0
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031+

KEY DEBT METRICS



Equity 53.1%
Debt 46.9%



Floating Rate 34.0%
Fixed rate 66.0%



Unsecured Debt 45.2%
Secured debt 54.8%

1. Total AHR debt includes company's pro-rata portion of joint venture indebtedness.

2. Total debt divided by total market value of real estate and a real estate-related investment. Total market value equals the aggregate contract purchase price paid for investments or for investments appraised subsequent to the date of purchase, the aggregate value reported in the most recent independent appraisals of such investments.

American Healthcare REIT

Net Asset Value*

Per Share Net Asset Value – 12/31/21 [1]
$9.29
Current Annualized Distribution Rate: $0.40

QUARTERLY DISTRIBUTIONS BEGINNING THIRD QUARTER 2022

*Net asset value (NAV) is determined by the AHR board of directors based on the estimated value of the company's assets less the estimated value of its liabilities, divided by the number of shares of common stock outstanding on a fully diluted basis. The valuation was performed in accordance with the methodology provided in Practice Guideline 2013-01, *Valuations of Publicly Registered Non-Listed REITs*, issued by the Institute for Portfolio Alternatives, in addition to guidance from the SEC. The NAV does not reflect a portfolio/NAV premium.

For more information regarding the determination of the updated estimated per share NAV by the AHR board of directors, please see the AHR Current Report on Form 8-K filed with the SEC on March 25, 2022.

1. Date used to calculate estimated per share NAV.
2. Calculated as of September 30, 2020.

NET ASSET VALUE HAS INCREASED

- Previous estimated per share NAV was $9.22[2], prior to the transactions that formed American Healthcare REIT on October 1, 2021.
- The increase to the NAV generally reflects portfolio performance improvement as the negative economic impact resulting from the COVID-19 pandemic subsides.
- The portfolio has not fully recovered to pre-pandemic levels but has experienced marked improvement and continues to strengthen.
- The distribution reinvestment plan (DRIP) reflected the updated estimated per share NAV beginning with the March 2022 record date distribution to stockholders paid April 1, 2022.
- The share repurchase plan (SRP) will reflect the updated estimated per share NAV for requests submitted in connection with second quarter 2022 repurchases (limited to death or qualifying disability only).

Insider Equity Ownership (as of 3/31/22)

COMPELLING ALIGNMENT OF INTEREST BETWEEN SHAREHOLDERS AND INSIDERS



2,500,000
2,000,000
1,500,000
1,000,000
500,000
0 -
Total Shares*
Danny Prosky (Pres. & CEO)
Jeff Hanson (Chairman)
Mathieu Streiff (COO)
Other AHR Executives + Employees
Independent Directors

SHARES PURCHASED vs. SHARES GRANTED



Granted 15.2%
Purchased* 84.8%

TOTAL SHARES OWNED: 7,269,644

*Includes limited partnership units in AHR's operating partnership.

American Healthcare REIT Board of Directors



Jeff Hanson
Chairman

- Chairman of AHR
- Former CEO of Grubb & Ellis' (Formerly **NYSE: GBE**) national investment management business



Danny Prosky
Director

- President & CEO of AHR
- 14 years with two publicly-traded REITs: HCP, Inc., nka Healthpeak Properties, Inc. **(NYSE: PEAK)** and American Health Properties (Formerly **NYSE: AHE)**



Mathieu Streiff
Director

- COO of AHR
- Former General Counsel of Grubb & Ellis (Formerly **NYSE: GBE**)
- Former associate at Latham & Watkins, New York



Brian J. Flornes
Independent Director

- Former CEO and co-founder of Vintage Senior Living
- Founder and former principal of American Housing Concepts
- Former president of development of ARV Assisted Living



Harold Greene
Independent Director

- Former managing director of commercial real estate with Bank of America
- Former executive vice president with Seafirst Bank
- Former Director of Paladin Realty Income Properties



Dianne Hurley
Independent Director

- Director of AG Mortgage Investment Trust, Inc. (**NYSE: MITT**)
- Managing director of asset management executive recruiting at Glocap
- Former Chief administrative officer of A&E Real Estate
- Former chief operating officer, global distribution, at Credit Suisse Asset Mngmt



Gerald Robinson
Independent Director

- Former executive vice president of Pacific Life Insurance Company
- Former chairman and CEO of Pacific Select Distributors
- Extensive professional background in the life insurance and securities industries



J. Grayson Sanders
Independent Director

- Co-founder, chief executive officer and chief investment officer of PREDEX Capital Management
- Director of Griffin Realty Trust, Inc.
- Former managing director with AIG Global Real Estate Investment Corp.



Wilbur H. Smith III
Independent Director

- CEO, president and founder of Greenlaw Partners, LLC
- Former vice president of Makar Properties and trustee of Partners Real Estate investment Trust

American Healthcare REIT Management Team

		Background & Years in Industry	
	**Jeff Hanson** *Chairman*	25	• Formerly CEO of Griffin-American Healthcare REIT II, III and IV • Former CEO of Grubb & Ellis' (Formerly **NYSE: GBE**) national investment management business
	**Danny Prosky** *President & Chief Executive Officer*	30	• Formerly President & COO of Griffin-American Healthcare REIT II, III and IV • 14 years with two publicly-traded REITs: HCP, Inc., nka Healthpeak Properties, Inc. (**NYSE: PEAK**) and American Health Properties (Formerly **NYSE: AHE)**
	**Mathieu Streiff** *Chief Operating Officer*	18	• Formerly EVP, General Counsel of Griffin-American Healthcare REIT II, III and IV • Former General Counsel of Grubb & Ellis (Formerly **NYSE: GBE**) • Latham & Watkins New York
	**Brian Peay** *EVP, Chief Financial Officer*	34	• Formerly CFO of Griffin-American Healthcare REIT III and IV • Publicly-traded REIT CFO of Glenborough Realty Trust (Formerly **NYSE: GLB**)
	**Gabe Willhite** *EVP, General Counsel*	15	• Former Assistant General Counsel, Transactions of Griffin-American Healthcare REIT III and IV • Formerly legal counsel for Oaktree Capital subsidiary, Sabal Financial
	**Stefan Oh** *EVP, Acquisitions*	29	• Former EVP, Acquisitions of Griffin-American Healthcare REIT III and IV • 9 years with publicly-traded REIT, HCP, Inc., nka Healthpeak Properties, Inc. (**NYSE: PEAK**)

		Background & Years in Industry	
	**Kenny Lin** *EVP, Accounting and Finance*	16	• Former CFO of Mobilitie, LLC—the largest private cellular tower company in the US prior to its sale to SBA Communications Corp (**NASDAQ: SBAC**)
	**Wendie Newman** *EVP, Asset Management (Medical Office)*	29	• Former SVP, Asset Management for two publicly-traded healthcare REITs (**NYSE: VTR & NYSE: NHP**)
	**Ray Oborn** *EVP, Asset Management (Long-Term Care)*	27	• Former EVP of United Properties • Former SVP Operations for Brookdale (**NYSE: BKD**)
	**Charlynn Diapo** *SVP, Accounting & Finance*	20	• Former auditor with Deloitte & Touche • Former VP and Controller at DEXUS Property Group, a publicly traded Australian REIT
	**Brian McDonald** *SVP, Acquisitions*	16	• 12 years of healthcare acquisition experience • Over $8B in acquisition volume
	**Cora Lo** *SVP, Assistant General Counsel and Corporate Secretary*	16	• Former Secretary & Asst. General Counsel of Griffin-American Healthcare REIT III and IV • Has served as securities counsel for seven public reporting REITs over past 15 years

Questions & Answers

Please contact the AHR Investor Relations department at 844-460-9414 or visit www.AmericanHealthcareREIT.com with additional questions.

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